                                  EXHIBIT 99.1

                           BLUE DOLPHIN ENERGY COMPANY
                          SHAREHOLDER VOTING AGREEMENT


         This SHAREHOLDERS VOTING AGREEMENT, dated September 8, 2004 (this "Agreement"), is made and entered into by and among the investors listed on the attached Schedule I (collectively, the "Investors"), and the following shareholders of Blue Dolphin Energy Company, a Delaware corporation (the "Company"): Columbus Petroleum Limited, Inc., a Panamanian corporation, Ivar Siem, Harris A. Kaffie, Michael S. Chadwick, James M. Trimble and Michael J. Jacobson, (each a "Shareholder," and collectively the "Shareholders"). Unless otherwise defined in this Agreement, each capitalized term used in this Agreement shall have the meaning given to such term in the Note and Warrant Purchase Agreement (the "Purchase Agreement").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Investors propose to enter into the Purchase Agreement, pursuant to which the Company will issue and sell to the Investors (i) promissory notes in the aggregate principal amount of seven hundred fifty thousand dollars ($750,000), (ii) warrants (the "Initial Warrants") to acquire up to 1,250,000 shares at an exercise price of $0.25 per share (the "Exercise Price") of its common stock (the "Common Stock"), and (iii) warrants (the "Additional Warrants" and together with the Initial Warrants, the "Warrants") to acquire 1,550,000 shares of Common Stock at the same Exercise Price in consideration for the agreement by each Investor to extend the maturity date of its Note to a date that is not later than the first anniversary of the Purchase Agreement;

         WHEREAS, shares of Common Stock to be issued upon exercise of the Additional Warrants represent greater than 20% of the outstanding Common Stock before issuance;

         WHEREAS, the rules of the NASDAQ Stock Market require shareholder approval of issuances of warrants to purchase shares representing greater than 20% of a company's outstanding voting securities at a price below market;

         WHEREAS, the Purchase Agreement provides for the Company to issue Warrants to purchase 100,000 shares of Common Stock to (1) each of F. Gardner Parker and Lawrence N. Benz (the "Investor Nominees") and (ii) Michael S. Chadwick (the "Director Warrants");

         WHEREAS, the Purchase Agreement provides for the nomination of the Investor Nominees for election to the Board of Directors;

         WHEREAS, election to the board of directors requires the approval of a plurality of the shareholders of the Company;

         WHEREAS, each Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of shares of the outstanding Common Stock in the amounts indicated on
Schedule I of this Agreement; and

         WHEREAS, as an inducement to the Investors entering into the Purchase Agreement, the Shareholders have agreed to enter into this Agreement to provide for certain agreements relating to (i) approval of the issuance of the Additional Warrants in consideration for the agreement by the Investors to extend the maturity date of the Notes, (ii) the issuance of the Director Warrants, (iii) amendment of the Company's certificate of incorporation, and
(iv) the election of the Investor Nominees to the board of directors;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties to this Agreement hereby agree as follows:

         1. Agreement to Vote Shares. Each Shareholder agrees that, at any special or annual meeting of shareholders of the Company, such Shareholder shall vote all shares of Common Stock registered in its, his or her name or beneficially owned by it, him or her as of the date hereof and any and all other capital stock of the Company legally or beneficially acquired by such Shareholder after the date hereof (collectively, the "Subject Shares") to approve (i) the issuance of the Additional Warrants on the terms and conditions provided in the Purchase Agreement, (ii) the issuance of the Director Warrants,
(iii) the amendment and restatement of the Company's certificate of incorporation, (iv) the election of the Investor Nominees to the board of directors as provided in the Purchase Agreement, and (v) any other aspects of the transactions described in the Purchase Agreement that are required by the Securities and Exchange Commission or NASDAQ Stock Market to be voted upon by the shareholders of the Company. Each Shareholder represents to the Investors that as of the date hereof such Shareholder beneficially owns the number of outstanding shares of Common Stock set forth opposite such Shareholder's name on the attached Schedule I.

         2. Irrevocable Proxy.

                  (a) Grant of Proxy. THE SHAREHOLDERS HEREBY APPOINT F. GARDNER PARKER AND BARRETT L. WEBSTER, AND EACH OF THEM INDIVIDUALLY, SHAREHOLDERS' PROXY PURSUANT TO THE PROVISIONS OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, TO VOTE OR ACT BY WRITTEN CONSENT WITH RESPECT TO THE SUBJECT SHARES ONLY TO ACCOMPLISH THE PURPOSE AND AGREEMENTS SET FORTH IN SECTION 1 HEREOF. THIS PROXY IS GIVEN TO SECURE THE PERFORMANCE OF THE DUTIES OF THE SHAREHOLDERS UNDER THIS AGREEMENT. THE SHAREHOLDERS AFFIRM THAT THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE. THE SHAREHOLDERS SHALL TAKE SUCH FURTHER ACTION AND EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY.

                  (b) Other Proxies Revoked. The Shareholders represent that any proxies heretofore given in respect of the Subject Shares are not irrevocable, and that all such proxies are hereby revoked.

         3. Restriction on Transfer of Subject Shares, Proxies and Noninterference. During the period before the Closing of the transactions contemplated by, or the termination of, the Purchase Agreement, the Shareholders shall not, directly or indirectly, in their capacity as stockholders of the Company, except pursuant to the terms and conditions of this Agreement: (a) offer for sale, sell, transfer, tender, loan, pledge, encumber, assign, or otherwise dispose of, or enter into any contract, option, or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment, or other disposition of, grant any rights with respect to, or enter into any transaction which is designed to, or might be reasonably be expected to, resort in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) of any right, title and interest in any or all of the Subject Shares; (b) grant any proxies or powers of attorney, deposit any of the Subject Shares into a voting trust or enter into a voting agreement with respect to any of the Subject Shares; or (c) take any action that would make any representation or warranty contained herein untrue, inaccurate or incorrect or have the effect of impairing the ability of any Shareholder to perform such Shareholder's obligations under this Agreement or preventing or delaying the consummation of any of the transactions contemplated hereby or by the Purchase Agreement.

         4. Cooperation. The Shareholders shall reasonably cooperate with the Investors and the Company in connection with their respective efforts to fulfill the conditions to the Purchase Agreement.

         5. Further Assurances. The Shareholders shall execute and deliver such other documents and instruments and take such further actions as may be necessary or appropriate and reasonably requested by the Investors in order to ensure that the Investors receive the full benefit of this Agreement.

         6. Successors, Assigns and Transferees. The terms and provisions of this Agreement shall bind, inure to the benefit of and be enforceable by or against the successors, assigns or transferees of each of the parties hereto. No party hereto may assign its rights under this Agreement, except that each Investor may assign its rights to an affiliate.

         7. Entire Agreement; Amendments. This Agreement, and such additional instruments as may be concurrently executed and delivered pursuant to this Agreement, constitutes the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings other than those expressly set forth herein or in the documents delivered concurrently herewith. This Agreement may be amended only by a written instrument duly executed by all the parties hereto.

         8. Headings. The section headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

         9. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) by hand delivery, facsimile or by mail (registered or certified, postage prepaid, return receipt requested) to the respective parties as follows:

            (a)   If to an Investor:

                  To the address listed on the attached Schedule I or to such other address the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

                  with a copy to counsel for Western Gulf:

                  Gardere Wynne Sewell LLP
                  1000 Louisiana, Suite 3400
                  Houston, Texas 77002
                  Attention: N.L. Stevens III
                  Telefax: 713-276-5807

            (b)   If to a Shareholder:

                  To his address listed on the attached Schedule I or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

                  with a copy to counsel for the Company:

                  Porter & Hedges, L.L.P.
                  700 Louisiana, 35th Floor
                  Houston, Texas  77002
                  Attention:  Nick D. Nicholas
                  Telefax:  713-226-0237

         10. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without reference to the conflict of laws principles thereof.

         11. Waiver. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

         12. Challenges to Agreement. In the event that any part of this Agreement or any transaction contemplated hereby is temporarily, preliminarily or permanently enjoined or restrained by a court of competent jurisdiction, the parties hereto shall use their reasonable best efforts to cause any such injunction or restraining order to be vacated or dissolved or otherwise declared or determined to be of no further force or effect.

         13. Specific Performance. Each of the Shareholders acknowledges and agrees that irreparable harm would occur if any provision of this Agreement were not performed in accordance with the terms thereof, or were otherwise breached, and that such harm could not be remedied by an award of damages. Accordingly, each of the Shareholders agrees that any non-breaching party shall be entitled to injunctive relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof.

         14. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but each of which together shall constitute one and the same Agreement.

         15. Termination. This Agreement shall terminate upon the earlier of (a) eighteen (18) months after the date hereof or (b) the conclusion of the Company's annual meeting of Shareholders for its fiscal year ending December 31, 2004 (which meeting is contemplated to occur after December 31, 2004 and on or before December 31, 2005) at which directors of the Company are elected by its shareholders. Notwithstanding any provision of this Agreement to the contrary, in the event the employment of Michael J. Jacobson is involuntarily terminated by the Company during the term of this Agreement (a "Terminated Employee") this Agreement shall terminate as to such Terminated Employee.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, each of the undersigned parties has executed or caused this Agreement to be executed on the date first above written.


                                         INVESTORS:

                                         WESTERN GULF PIPELINE PARTNERS, LP

                                         By: PEREGRINE MANAGEMENT,
                                             LLC, Its General Partner


                                             By: /s/ Barrett L. Webster
                                                --------------------------------
                                                Barrett L. Webster, its Manager


                                         /s/ F. Gardner Parker
                                         ---------------------------------------
                                         F. Gardner Parker

                                         /s/ Ramsay H. Gilman
                                         ---------------------------------------
                                         Ramsay H. Gilman

                                         /s/ Laurence N. Binz
                                         ---------------------------------------
                                         Laurence N. Binz

                                         /s/ David R. Bolton
                                         ---------------------------------------
                                         David R. Bolton

                                         /s/ Lee Moore
                                         ---------------------------------------
                                         Lee Moore

                                         /s/ Macille G. Moore
                                         ---------------------------------------
                                         Macille G. Moore

                                         /s/ W. Tyler Moore, Jr.
                                         ---------------------------------------
                                         W. Tyler Moore, Jr.


                                         Schmid Family Trust U/D/T 09-05-97


                                         By: /s/ Lewis B. Schmid
                                         ---------------------------------------
                                                                , Trustee
                                             -------------------

                                         /s/ Michael S. Chadwick
                                         ---------------------------------------
                                         Michael S. Chadwick

                                         /s/ Ben T. Morris
                                         ---------------------------------------
                                         Ben T. Morris

                                         /s/ Don A. Sanders
                                         ---------------------------------------
                                         Don A. Sanders

                                         /s/ Katherine U. Sanders
                                         ---------------------------------------
                                         Katherine U. Sanders


                                         Sanders 1998 Children's Trust


                                         By: /s/ Don Weir
                                            ------------------------------------


                                         Sanders Opportunity Fund, LP


                                         By: /s/ Don A. Sanders
                                            ------------------------------------

                                                 -------------------------------


                                         Sanders Opportunity Fund
                                         (Institutional), LP


                                         By: /s/ Don A. Sanders
                                            ------------------------------------

                                                 -------------------------------


                                         DON WEIR AND JULIE ELLEN WEIR,
                                             tenants in common


                                         /s/ Don Weir
                                         ---------------------------------------
                                         Don Weir

                                         /s/ Julie Ellen Weir
                                         ---------------------------------------
                                         Julie Ellen Weir

                                         SHAREHOLDERS:

                                         COLUMBUS PETROLEUM LIMITED, INC.


                                         By:  /s/ Michael Delouche
                                            ------------------------------------
                                         Name:    Michael Delouche
                                              ----------------------------------
                                         Title:   Authorized Signatory
                                               ---------------------------------


                                         /s/ Ivar Siem
                                         ---------------------------------------
                                         Ivar Siem


                                         /s/ Harris A. Kaffie
                                         ---------------------------------------
                                         Harris A. Kaffie


                                         /s/ Michael S. Chadwick
                                         ---------------------------------------
                                         Michael S. Chadwick


                                         /s/ James M. Trimble
                                         ---------------------------------------
                                         James M. Trimble


                                         /s/ Michael J. Jacobson
                                         ---------------------------------------
                                         Michael J. Jacobson

                                   Schedule I

                                                        NUMBER OF OUTSTANDING
          SHAREHOLDER                               SHARES OF COMMON STOCK OWNED
          -----------                               ----------------------------
Columbus Petroleum Limited, Inc.                              911,712
Aeulestrasse 74, FL-9490
Vaduz, Liechtenstein

Ivar Siem                                                     918,264
c/o Blue Dolphin Energy Company
801 Travis, Suite 2100
Houston, Texas 77002

Harris A. Kaffie                                              723,436
c/o Blue Dolphin Energy Company
801 Travis, Suite 2100
Houston, Texas 77002

Michael S. Chadwick                                            14,080
c/o Sanders Morris Harris
3100 Chase Tower
600 Travis, Suite 3100
Houston, Texas 77002

James M. Trimble                                               14,580
c/o Blue Dolphin Energy Company
801 Travis, Suite 2100
Houston, Texas 77002

Michael J. Jacobson                                           161,962
c/o Blue Dolphin Energy Company
801 Travis, Suite 2100
Houston, Texas 77002

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